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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 13, 2003
                                        -----------------
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-6377                 77-0176309
-------------------------------       -------------         -------------------
(State or other jurisdiction of        (Commission          (I.R.S.  Employer
incorporation or organization)         File Number)         Identification No.)


         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (650) 969-7277
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

           (c)  Exhibits

           The following exhibit is furnished as part of this Current Report on Form 8-K:

           Exhibit
           Number      Description
           ------      -----------

            99.1 News Release dated November 13, 2003, entitled "Drexler Technology to Acquire Two German Card Companies; European Card Manufacturing Plant and Systems Group Being Added for Global Expansion" which is furnished pursuant to
                       Item 9 of this Form 8-K.

Item 9. Regulation FD Disclosure.

           On November 13, 2003, Drexler Technology Corporation issued a news release announcing that it has entered into a Letter of Intent to acquire two Germany card companies. The release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

           The information furnished in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such filing.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                             DREXLER TECHNOLOGY CORPORATION (Registrant)


Date: November 18, 2003      /s/ Steven G. Larson
                             --------------------
                             Steven G. Larson
                             Vice President, Finance and Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit
Number     Description
------     -----------

  99.1 News Release dated November 13, 2003, entitled "Drexler Technology to Acquire Two German Card Companies; European Card Manufacturing Plant and Systems Group Being Added for Global Expansion" which is furnished pursuant to Item 9 of this Form 8-K.

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